Exhibit 99.1

Press Release
P.O. Box 59 Lebanon, OH 45036

Company Contact:	Investor and Media Contact:
Eric J. Meilstrup President and Chief Executive Officer LCNB National Bank (513) 932-1414 Shareholderrelations@lcnb.com	Andrew M. Berger Managing Director SM Berger & Company, Inc. (216) 464-6400 andrew@smberger.com

LCNB Corp. Solidifies Leadership Team to Support Growth

Robert Haines II Promoted to President

Andrew Wallace Promoted to Chief Financial Officer

Patricia Walter Promoted to Chief Risk Officer

Susan Kelley Promoted to SVP Chief Accounting Officer

LEBANON, Ohio –October 8, 2025-- LCNB Corp. (Nasdaq: LCNB, the “Company”) today announced several leadership promotions as part of its comprehensive succession plan, reinforcing the Company’s management depth and supporting its long-term strategic growth.

“Enhancing LCNB’s leadership structure to support a larger, more complex business is an important part of our longstanding succession plan. It also reflects the success of our multi-year growth plan, as LCNB’s total assets managed has increased by over $1 billion, or 34% since December 31, 2022,” said Eric Meilstrup, LCNB’s Chief Executive Officer.

“As our operations, services, and footprint have expanded, we have focused on developing talent from within while also adding experienced leaders from outside the organization. Since Andrew joined LCNB in 2022 and Patricia, and Susan joined the Company in 2024, they have brought fresh perspectives and proven capabilities, and I am confident they will continue to demonstrate the vision, integrity, and execution needed to guide our next chapter of growth,” Mr. Meilstrup continued.

“Rob has been an integral part of LCNB’s success for more than three decades, including the past 17 years as Chief Financial Officer. By splitting the President and CEO roles between us, Rob and I believe we are strengthening our governance structure and positioning LCNB for continued growth in an increasingly complex business. I am proud of the talented leadership team we have assembled and excited about the opportunities ahead as we continue to deliver value to our associates, customers, communities, and shareholders,” concluded Mr. Meilstrup.

These changes follow the decision to separate the roles of Chief Executive Officer and President, further enhancing governance, accountability, and long-term strategic focus.

Robert Haines II Promoted to President

In his new role, Mr. Haines will be responsible for leading key activities within the Company’s operations. Mr. Haines was LCNB’s Chief Financial Officer from January 2008 to October 2025. Prior to this, he held several roles at LCNB including SVP and head of LCNB’s IT department and Assistant VP of Network Administration. He started his career at LCNB in May 1992 as an Assistant Cashier and Trust Officer.

Mr. Haines holds a B.S. in Finance and Management Information Systems Administration from Miami University (Ohio) and is a Graduate of the Graduate School of Banking at the University of Wisconsin Madison.

Andrew Wallace Promoted to Chief Financial Officer

Andrew Wallace has been promoted to Chief Financial Officer, where he will lead all aspects of financial strategy, reporting, and capital management. Mr. Wallace joined LCNB in June 2022 as SVP of Accounting and Finance. Previously, he held various accounting roles at BKD LLP (now Forvis Mazars LLP). Mr. Wallace is currently a member of the Ohio Bankers League Next Gen Board and the FHLB Cincinnati Member Advisory Panel.

Mr. Wallace holds a Master’s Degree in Accounting from Butler University, a Banking Leadership Certificate from The Wharton School, and is a graduate of the American Bankers Association Stonier Graduate School of Banking held at the University of Pennsylvania. Mr. Wallace is a Certified Public Accountant.

Patricia Walter Promoted to Chief Risk Officer

Patricia Walter has been promoted to Chief Risk Officer, assuming responsibility for enterprise risk management, compliance, and governance oversight. Ms. Walter joined LCNB in 2024 through the acquisition of EAGLE.bank, where she most recently served as President. Prior to her tenure at EAGLE.bank, she was the SVP of Finance of Cheviot Savings Bank, Manager of Corporate Accounting at Comair and Manager at Grant Thorton.

Ms. Walter holds a B.S. in Accounting from Miami University (Ohio) and is a Certified Public Accountant.

Susan Kelley Promoted to SVP Chief Accounting Officer

Susan Kelley has been appointed SVP and Chief Accounting Officer, where she will continue to build on the Company’s strong accounting, controls, and reporting foundation. Ms. Kelley joined LCNB in August 2024 as VP of Finance and Accounting. Previously, she spent 19 years at Forvis Mazars LLP and its proceeding companies. Ms. Kelley serves on the Finance Committee for Bethany House Services.

Ms. Kelley holds a B.S. in Accounting and Management Information Systems from the University of Dayton and is a Certified Public Accountant.

About LCNB Corp.

LCNB Corp. is a financial holding company headquartered in Lebanon, Ohio. Through its subsidiary, LCNB National Bank (the “Bank”), it serves customers and communities in Southwest and South-Central Ohio. A financial institution with a long tradition for building strong relationships with customers and communities, the Bank offers convenient banking locations in Butler, Clermont, Clinton, Fayette, Franklin, Hamilton, Montgomery, Preble, Ross, and Warren Counties, Ohio. The Bank continually strives to exceed customer expectations and provides an array of services for all personal and business banking needs including checking, savings, online banking, personal lending, business lending, agricultural lending, business support, deposit and treasury, investment services, trust and IRAs and stock purchases. LCNB Corp. common shares are traded on the NASDAQ Capital Market Exchange® under the symbol “LCNB.”

Learn more about LCNB Corp. at www.lcnb.com

Forward-Looking Statements

Certain statements made in this news release regarding LCNB’s financial condition, results of operations, plans, objectives, future performance and business, are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.  These forward-looking statements are identified by the fact they are not historical facts and include words such as “anticipate”, “could”, “may”, “feel”, “expect”, “believe”, “plan”, and similar expressions.  Please refer to LCNB’s Annual Report on Form 10-K for the year ended December 31, 2024, as well as its other filings with the SEC, for a more detailed discussion of risks, uncertainties and factors that could cause actual results to differ from those discussed in the forward-looking statements.

These forward-looking statements reflect management's current expectations based on all information available to management and its knowledge of LCNB’s business and operations.  Additionally, LCNB’s financial condition, results of operations, plans, objectives, future performance and business are subject to risks and uncertainties that may cause actual results to differ materially.  These factors include, but are not limited to:

1.	the success, impact, and timing of the implementation of LCNB’s business strategies;

2.

LCNB’s ability to integrate recent and future acquisitions, including Cincinnati Bancorp, Inc. and Eagle Financial Bancorp, Inc., may be unsuccessful or may be more difficult, time-consuming, or costly than expected;

3.	LCNB may incur increased loan charge-offs in the future and the allowance for credit losses may be inadequate;

4.	LCNB may face competitive loss of customers;

5.

changes in the interest rate environment, either by interest rate increases or decreases, may have results on LCNB’s operations materially different from those anticipated by LCNB’s market risk management functions;

6.	changes in general economic conditions and increased competition could adversely affect LCNB’s operating results;

7.	changes in regulations and government policies affecting bank holding companies and their subsidiaries, including changes in monetary policies, could negatively impact LCNB’s operating results;

8.	LCNB may experience difficulties growing loan and deposit balances;

9.	United States trade relations with foreign countries could negatively impact the financial condition of LCNB's customers, which could adversely affect LCNB's operating results and financial condition;

10.

global and/or domestic geopolitical relations and/or conflicts could create financial market uncertainty and have negative impacts on commodities, currency, and stability, which could adversely affect LCNB's operating results and financial condition;

11.

difficulties with technology or data security breaches, including cyberattacks or widespread outages, could negatively affect LCNB's ability to conduct business and its relationships with customers, vendors, and others;

12.

adverse weather events and natural disasters and global and/or national epidemics could negatively affect LCNB’s customers given its concentrated geographic scope, which could impact LCNB’s operating results; and

13.

government intervention in the U.S. financial system, including the effects of legislative, tax, accounting, and regulatory actions and reforms, including, the Jumpstart Our Business Startups Act, the Consumer Financial Protection Bureau, the capital ratios of Basel III as adopted by the federal banking authorities, changes in deposit insurance premium levels, and any such future regulatory actions or reforms.

Forward-looking statements made herein reflect management's expectations as of the date such statements are made.  Such information is provided to assist shareholders and potential investors in understanding current and anticipated financial operations of LCNB and is included pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  LCNB undertakes no obligation to update any forward-looking statement to reflect events or circumstances that arise after the date such statements are made.